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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Enzon Pharmaceuticals, Inc. (the "Company") on Form 10-K/A for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey H. Buchalter, Chairman, President and Chief Executive Officer of the of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 28, 2005                       By: /s/ Jeffrey H. Buchalter
                                             ------------------------
                                                 Jeffrey H. Buchalter
                                                 Chairman, President and
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Enzon Pharmaceuticals, Inc. and furnished to the Securities Exchange Commission or its staff upon request.


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